EXHIBIT 99.3

BRUSH ENGINEERED MATERIALS INC.

AUDIT COMMITTEE CHARTER
(as adopted by the Board of Directors on February 4, 2003)

Purposes

This Charter governs the operations of the Audit Committee of the Board of Brush Engineered Materials Inc. The Audit Committee has been created by the Board to (a) assist the Board in fulfilling the Board’s oversight responsibilities to the shareholders, potential shareholders and other constituencies with respect to (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process and compliance with ethics policies and legal and other regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the Company’s systems of internal accounting and financial controls and (v) the performance of the independent auditors and of the Company’s internal audit function; and (b) prepare the Audit Committee’s report, made pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), to be included in the Company’s annual proxy statement (the “Audit Committee Report”).

Composition of the Audit Committee

Number. The Audit Committee is appointed by the Board and is comprised of at least three members.

Qualifications. Each Audit Committee member is to have all of the following qualifications:

1)	Each Audit Committee member must meet the independence criteria of (a) the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board in its business judgment and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the Securities and Exchange Commission (“SEC”).

2)	Each Audit Committee member must be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee is to have accounting or related financial management expertise sufficient to meet the criteria of a financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC. The Board shall determine, in its business judgment, whether a member is financially literate and whether at least one member has the requisite accounting or financial expertise and meets the financial expert criteria.

3)	Each Audit Committee member is to receive as compensation from the Company only director’s fees (which includes all forms of compensation paid to directors of the Company for service as a director or member of a Board Committee)

4)	If an Audit Committee member simultaneously serves on the audit committee of more than three companies that are required to file reports pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (including the Company), the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. The Company will be required to disclose any such determination in its annual proxy statement.

Appointment. The Board will appoint the members and the Chairman of the Audit Committee based on nominations made by the Company’s Governance Committee. Audit Committee members serve at the pleasure of the Board and for such term or terms as the Board may determine.

Responsibilities and Duties of the Audit Committee

The Audit Committee is responsible to oversee the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

     In performing its responsibilities, the Audit Committee shall:

1)	Retain the Independent Auditors: The Audit Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, subject to applicable shareholder ratification, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the Company’s independent auditors. The Audit Committee is to exercise this authority in a manner consistent with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002. The Audit Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Audit Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Audit Committee at its next scheduled meeting.

2)	Review and discuss the Auditors’ Quality Control: The Audit Committee is to, at least annually, obtain and review and discuss a report by the independent auditors describing (a) the audit firm’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

3)	Review and discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Audit Committee is to at least annually review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Audit Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, a copy of which is attached as Annex A hereto, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. In connection with the Audit Committee’s evaluation of the auditors’ independence, the Audit Committee is to also review and evaluate the lead partner of the independent auditors and take such steps as may be required by law with respect to the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors, and consider whether or not there should be rotation of the independent audit firm itself.

4)	Set Hiring Policies: The Audit Committee is to set clear hiring policies for employees or former employees of the independent auditors, which include the restrictions set forth in Section 206 of the Sarbanes-Oxley Act of 2002.

5)	Review and Discuss the Audit Plan: The Audit Committee is to review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

6)	Review and Discuss Conduct of the Audit: The Audit Committee is to review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including (a) any restriction on audit scope or on access to requested information, (b) any disagreements with management and (c) significant issues discussed with the independent auditors’ national office. The Audit Committee is to decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

7)	Review and Discuss Financial Statements and Disclosures: The Audit Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial

Condition and Results of Operations,” and (b) the disclosures regarding internal controls and other matters required to be reported to the Audit Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

8)	Review and Discuss Earnings Press Releases: The Audit Committee is to review and discuss earnings and other financial press releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

9)	Review and Discuss Internal Audit Plans: The Audit Committee is to review and discuss with the Director of Internal Auditing and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation. The Audit Committee is to review and approve management’s appointment, termination or replacement of the Chief Internal Auditor.

10)	Review and Discuss Internal Audit Reports: The Audit Committee is to review and discuss with the Chief Internal Auditor and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11)	Review and Discuss the Systems of Internal Accounting Controls: The Audit Committee is to review and discuss with the independent auditors, the Chief Internal Auditor, the General Counsel and, if and to the extent deemed appropriate by the Audit Committee, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Audit Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and any rules promulgated thereunder by the SEC.

12)	Review and Discuss the Recommendations of Independent Auditors: The Audit Committee is to review and discuss with the Chief Internal Auditor and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and the Chief Internal Auditor, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Audit Committee.

13)	Review and Discuss the Audit Results: The Audit Committee is to review and discuss with the independent auditors (a) the report of their annual audit, or proposed report of their annual audit, (b) the accompanying management letter, if any, (c) the reports of their reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside of the course of the independent auditors’ normal audit procedures that the independent auditors may from time to time undertake. The foregoing is to include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (a) a review of major issues regarding (i) accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and (ii) the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) a review of analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (c) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14)	Obtain Assurances under Section 10A(b) of the Exchange Act: The Audit Committee is to obtain assurance from the independent auditors that in the course of conducting the audit there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Audit Committee under Section 10A(b) of the Exchange Act.

15)	Discuss Risk Management Policies: The Audit Committee is to discuss policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Audit Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee should periodically review the Company’s contingency plans for protection of vital information and business conduct in the event of an operations interruption.

16)	Obtain Reports Regarding Conformity With Legal Requirements and the Company’s Code of Business Conduct and Ethics: The Audit Committee is to periodically obtain reports from management, the Company’s Chief Internal Auditor and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. The Audit Committee is to review and discuss reports and disclosures of insider and affiliated party transactions. The Audit Committee should advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the

Company’s Code of Business Conduct and Ethics. The Audit Committee should periodically review the Company’s policies and procedures to fulfill compliance requirements pertaining to its code of ethics, employee heath and safety, environmental protection and other laws and regulations.

17)	Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Audit Committee is to establish procedures, in consultation with the Company’s independent auditors and the appropriate officers of the Company, for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002. The Audit Committee is to discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies.

18)	Discuss With General Counsel Matters Regarding Financial Statements or Compliance Policies: The Audit Committee should discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies. The Audit Committee is to receive reports from the Company’s counsel of evidence of a material violation of securities laws or breaches of fiduciary duties.

19)	Review and Discuss Other Matters: The Audit Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit Committee may, in its own discretion, deem desirable in connection with the review functions described above.

20)	Make Board Reports: The Audit Committee should report its activities regularly to the Board in such manner and at such times as the Audit Committee and the Board deem appropriate, but in no event less than once a year. This report is to include the Audit Committee’s conclusions with respect to its evaluation of the independent auditors.

21)	Maintain Flexibility. The Audit Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

Meetings of the Audit Committee

The Audit Committee should meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chair of the Audit Committee is, in consultation with the other members of the Audit Committee, the Company’s independent auditors and the appropriate officers of the Company, responsible for calling meetings of the Audit Committee, approve and/or establish agendas therefor and supervising the conduct thereof. The Audit Committee may also take any action permitted hereunder by unanimous written consent.

The Audit Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee should meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Audit Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority of the Audit Committee

The Audit Committee is to have the resources and authority appropriate to discharge its responsibilities and carry out its duties as required by law, including the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.

Audit Committee Report

The Audit Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, the Audit Committee Report.

Annual Review of Charter

The Audit Committee will conduct and review with the Board annually an evaluation of this Charter and recommend any changes to the Board. The Audit Committee may conduct this charter evaluation in such manner as the Audit Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

The Audit Committee will conduct and review with the Board annually an evaluation of the Audit Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Audit Committee for the upcoming year. The Audit Committee may conduct this performance evaluation in such manner as the Audit Committee, in its business judgment, deems appropriate.

Consistent with the New York Stock Exchange listing requirements, this Charter will be included on the Company’s website and will be made available upon request sent to the Company’s Secretary. This Charter will also be periodically published in the proxy statement relating to the Company’s annual meeting of shareholders.

Annex A

INDEPENDENCE STANDARDS BOARD (ISB)

ISB Standard No. 1, Independence Discussions With Audit Committees

This standard applies to any auditor intending to be considered an independent accountant with respect to a specific entity within the meaning of the Securities Acts (“the Acts’) administered by the Securities and Exchange Commission. At least annually, such an auditor shall:

a)	disclose to the audit committee of the company (or the board of directors if there is not audit committee), in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence;

b)	confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Acts; and

c)	discuss the auditor’s independence with the audit committee.

The above communications are required with respect to audits of companies with fiscal years ending after July 15, 1999, with earlier application encouraged. Auditors and audit committees of first-time registrants shall have these communications prior to the company’s initial offering of securities to the public. These communications shall cover all audits of financial statements for periods subsequent to the effective date of this standard, included in a registration statement for an initial public offering of securities, whether performed by the current or a predecessor auditor.

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